UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06071

Deutsche Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2016

Annual Report
to Shareholders

Deutsche EAFE® Equity Index Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

39 Statement of Assets and Liabilities

41 Statement of Operations

43 Statements of Changes in Net Assets

44 Financial Highlights

45 Notes to Financial Statements

56 Report of Independent Registered Public Accounting Firm

57 Information About Your Fund's Expenses

59 Tax Information

60 Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation

65 Board Members and Officers

70 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union, creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United Kingdom's anticipated withdrawal from the European Union and the effects such withdrawal may have on the United Kingdom, other European Union countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Class shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Investment Objective

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International ("MSCI") EAFE Index, which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

Deutsche EAFE® Equity Index Fund produced a total return of 0.57% in 2016, which compares with a gain of 1.00% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.

International equities experienced flat returns in U.S. dollar terms during the past year, with weakness in Europe offsetting a somewhat stronger showing in the Asia-Pacific region. European markets closed the year just below the break-even mark, due in part to sizeable losses for smaller markets such as Italy, Ireland, Denmark and Belgium. Several factors contributed to the soft performance, but the most prominent was the United Kingdom’s June vote to leave the European Union ("Brexit"). The surprising result of the referendum led to a sharp sell-off across the global markets, with outsized losses for Europe. Although stocks quickly regained their footing in the wake of the initial downturn, European stocks experienced a smaller rebound than their U.S. and Asian counterparts. The region’s markets were further pressured by persistently slow economic growth and uncertainty associated with the rise of nationalist political movements across the Continent.

Currency translation had a negative impact on the returns of international equities for U.S.-based investors, the fourth year in a row that this has been the case. The relative strength of the U.S. economy, together with the fact that the U.S. Federal Reserve Board (the Fed) began to tighten policy even as overseas central banks continued to provide stimulus, caused foreign currencies to lose ground (as a group) against the U.S. dollar. The MSCI EAFE Index returned 5.34% in local currency terms in 2016, indicating that currency weakness cost 4.34 percentage points of return. The impact of currencies was particularly pronounced in Europe, most notably in the United Kingdom, as currencies across the region came under substantial pressure following the Brexit vote.

The environment was more favorable in the Asia-Pacific region, leading to better performance for both stocks and currencies. Investors were very concerned about China’s growth outlook coming into the year, which weighed on markets throughout the region in late 2015. As 2016 progressed and it became evident that economic conditions in China were in fact quite healthy, growth expectations improved and the markets responded in kind. Japanese stocks finished the year with a gain, reflecting the market’s positive reaction to the significant fiscal and monetary stimulus being employed by the nation’s government, together with an improving outlook for corporate earnings. The Australian and New Zealand markets also performed well, as the recovery in commodity prices contributed to improving economic prospects for both countries.

Performance Attribution

The rally in the commodity markets also provided a boost to the energy and materials sectors, helping both to produce gains well above the broader index. The price of oil rose approximately 50% from its February low to its high in June, leading to upward revisions to energy companies’ earnings estimates. While the integrated giants Royal Dutch Shell PLC, BP PLC and TOTAL SA made the largest contributions to performance, the sector also benefited from having the vast majority of its individual stocks close in positive territory. The gain in the price of oil was accompanied by similar recoveries in other commodities, including gold and industrial metals. This favorable trend led to strong returns for the materials sector, which began the year at a low level due to its extremely poor performance in 2015. Companies in the steel and diversified mining industries — including Glencore PLC and BHP Billiton Ltd. — performed particularly well, as did the chemical producers BASF SE and Shin-Etsu Chemical Co., Ltd.

The gains in commodity prices translated to positive results in the industrials sector, where many companies generate a large portion of their sales from energy and commodity producers. The sector also has a high representation of Japanese companies, which enabled it to benefit from that market’s outperformance.

The technology and real estate groups finished with market-beating gains, as well. Both have a relatively small weighting in the benchmark, however, so their overall contribution was limited.

"International equities experienced flat returns in U.S. dollar terms during the past year, with weakness in Europe offsetting a somewhat stronger showing in the Asia-Pacific region."

Health care was by far the worst-performing sector of 2016, and it was the only market segment to finish with a double-digit loss. Large-cap pharmaceuticals such as Novo Nordisk AS, Novartis AG and Roche Holding AG significantly lagged the broader market and dragged down returns for the sector as a whole. Telecommunications and utilities stocks also lost ground, while consumer stocks were pressured by the backdrop of continued slow growth outside of the United States. In the consumer area, shares of auto-related stocks were notable laggards due to concerns that global car sales have peaked.

Financials also closed the year with a subpar return, which had a noticeable effect on overall market performance since the sector makes up nearly 20% of the benchmark. European financial stocks fell sharply in the wake of the U.K. vote, and they remained under pressure through the fall due to continued uncertainty regarding the implementation of the nation’s exit from the European Union. In addition, fears of systemic risk led to a another interval of underperformance in October. Asian banking stocks held up better and helped provide some stability to the financial sector as a whole, but this was ultimately offset by the sizable downturns for European stocks such as Lloyds Banking Group PLC, UniCredit SpA and Credit Suisse Group AG.

Outlook and Positioning

The fund invested in equity index futures, exchange-traded funds and currency forward contracts during the year, with the goal of keeping the fund’s exposures in line with those of the index. These strategies had a neutral impact on performance.

Ten Largest Equity Holdings at December 31, 2016 (12.4% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	1.8%
2. Nestle SA Multinational company that markets a wide range of food products	Switzerland	1.8%
3. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	1.3%
4. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.3%
5. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.3%
6. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	1.3%
7. BP PLC Exporter and producer of oil and natural gas	United Kingdom	1.0%
8. TOTAL SA Produces, refines, transports and markets oil and natural gas	France	0.9%
9. British American Tobacco PLC Manufactures, markets and sells cigarettes and other tobacco products	United Kingdom	0.9%
10. Commonwealth Bank of Australia Provides banking, life insurance and related services for individuals and small businesses	Australia	0.8%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 70 for contact information.

We made no changes in the fund’s strategy, as our goal is to replicate the return and risk characteristics of the index. To this end, all changes made to the index were incorporated in the fund in order to maintain proper tracking. The index itself provides broad-based exposure to 21 of the largest developed markets outside the United States, across all sectors of the economy. We will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

Portfolio Management Team

Thomas O'Brien, CFA. Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the fund. Began managing the fund in 2013.

— Portfolio Manager for the International Equity Index group in Chicago.

— Prior to joining Northern Trust in November 2004, he was a Principal at State Street Global Advisors focusing on US index strategies.

— BS, University of Rhode Island; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the index.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

Performance Summary December 31, 2016 (Unaudited)

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/16
No Sales Charges	.57%	6.22%	.49%
MSCI EAFE® Index†	1.00%	6.53%	.75%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 is 0.58% for Institutional Class shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the Fund's investment advisor. There is no guarantee that the Fund will be able to mirror the MSCI EAFE® Index closely to track its performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $1,000,000 Investment
■ Deutsche EAFE® Equity Index Fund — Institutional Class ■ MSCI EAFE® Index†

Yearly periods ended December 31

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

† MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Institutional Class
Net Asset Value
12/31/16	$ 5.42
12/31/15	$ 7.04
Distribution Information as of 12/31/16
Income Dividends, Twelve Months	$ .23
Capital Gain Distributions, Twelve Months	$ 1.39

Investment Portfolio as of December 31, 2016

	Shares	Value ($)

Common Stocks 97.7%
Australia 7.4%
AGL Energy Ltd.	3,314	52,822
Alumina Ltd.	12,044	15,900
Amcor Ltd.	5,684	61,367
AMP Ltd.	14,477	52,611
APA Group (Units)	5,494	33,928
Aristocrat Leisure Ltd.	2,693	30,184
ASX Ltd.	973	34,936
Aurizon Holdings Ltd.	10,222	37,256
AusNet Services (Units)	9,729	11,106
Australia & New Zealand Banking Group Ltd.	14,318	314,215
Bank of Queensland Ltd.	1,857	15,915
Bendigo & Adelaide Bank Ltd.	2,294	21,043
BGP Holdings PLC*	328,818	20,560
BHP Billiton Ltd.	15,742	284,643
BHP Billiton PLC	10,358	166,986
Boral Ltd.	4,127	16,115
Brambles Ltd.	7,768	69,592
Caltex Australia Ltd.	1,295	28,491
Challenger Ltd.	2,790	22,652
CIMIC Group Ltd.	473	11,914
Coca-Cola Amatil Ltd.	2,866	20,926
Cochlear Ltd.	279	24,685
Commonwealth Bank of Australia	8,393	499,216
Computershare Ltd.	2,284	20,510
Crown Resorts Ltd.	1,786	14,937
CSL Ltd.	2,230	161,626
Dexus Property Group (REIT)	4,828	33,505
Domino's Pizza Enterprises Ltd. Series L	297	13,949
DUET Group (Units)	11,840	23,415
Flight Centre Travel Group Ltd.	298	6,740
Fortescue Metals Group Ltd.	7,640	32,545
Goodman Group (REIT)	8,733	44,965
GPT Group (REIT)	8,813	32,006
Harvey Norman Holdings Ltd.	2,514	9,344
Healthscope Ltd.	8,410	13,934
Incitec Pivot Ltd.	8,275	21,480
Insurance Australia Group Ltd.	11,849	51,194
LendLease Group (Units)	2,768	29,241
Macquarie Group Ltd.	1,492	93,811
Medibank Private Ltd.	13,469	27,349
Mirvac Group (REIT) (Units)	18,540	28,526
National Australia Bank Ltd.	12,994	287,796
Newcrest Mining Ltd.	3,762	55,017
Oil Search Ltd.	6,737	34,855
Orica Ltd.	1,829	23,321
Origin Energy Ltd.	8,607	40,935
Qantas Airways Ltd.	2,780	6,682
QBE Insurance Group Ltd.	6,710	60,179
Ramsay Health Care Ltd.	696	34,341
REA Group Ltd.	238	9,490
Santos Ltd.	8,847	25,695
Scentre Group (REIT)	26,272	87,975
SEEK Ltd.	1,635	17,557
Sonic Healthcare Ltd.	1,949	30,123
South32 Ltd.	25,677	50,938
Stockland (REIT) (Units)	12,038	39,823
Suncorp Group Ltd.	6,257	61,019
Sydney Airport (Units)	5,352	23,153
TABCORP Holdings Ltd.	4,046	14,043
Tatts Group Ltd.	7,265	23,481
Telstra Corp., Ltd.	20,802	76,609
TPG Telecom Ltd.	1,864	9,190
Transurban Group (Units)	10,072	75,107
Treasury Wine Estates Ltd.	3,636	28,032
Vicinity Centres (REIT)	16,700	36,059
Vocus Communications Ltd.	2,790	7,799
Wesfarmers Ltd.	5,525	167,929
Westfield Corp. (REIT)	9,762	66,053
Westpac Banking Corp.	16,369	385,104
Woodside Petroleum Ltd.	3,723	83,654
Woolworths Ltd.	6,283	109,178
(Cost $2,643,651)		4,477,277
Austria 0.2%
Andritz AG	364	18,273
Erste Group Bank AG*	1,482	43,377
OMV AG	738	26,050
Raiffeisen Bank International AG*	547	10,009
Voestalpine AG	572	22,518
(Cost $79,689)		120,227
Belgium 1.2%
Ageas	938	37,148
Anheuser-Busch InBev SA	3,735	395,254
Colruyt SA	330	16,333
Groupe Bruxelles Lambert SA	402	33,725
KBC Group NV	1,232	76,367
Proximus SA	766	22,084
Solvay SA	364	42,760
Telenet Group Holding NV*	263	14,607
UCB SA	620	39,760
Umicore SA	465	26,501
(Cost $358,646)		704,539
China 0.0%
Yangzijiang Shipbuilding Holdings Ltd. (Cost $7,047)	10,600	5,960
Denmark 1.6%
A P Moller-Maersk AS "A"	19	28,811
A P Moller-Maersk AS "B"	32	51,081
Carlsberg AS "B"	530	45,829
Chr Hansen Holding AS	485	26,873
Coloplast AS "B"	598	40,350
Danske Bank AS	3,378	102,520
DONG Energy AS 144A*	394	14,929
DSV AS	955	42,519
Genmab AS*	279	46,425
ISS AS	833	28,137
Novo Nordisk AS ''B"	9,366	337,853
Novozymes AS "B"	1,131	38,991
Pandora AS	547	71,606
TDC AS*	3,997	20,584
Tryg AS	530	9,589
Vestas Wind Systems AS	1,085	70,586
William Demant Holding AS*	573	9,971
(Cost $581,206)		986,654
Finland 0.9%
Elisa Oyj	698	22,768
Fortum Oyj	2,187	33,601
Kone Oyj "B"	1,642	73,635
Metso Oyj	545	15,536
Neste Oyj	628	24,113
Nokia Oyj (a)	27,175	131,397
Nokia Oyj (a)	1,448	6,964
Nokian Renkaat Oyj	558	20,796
Orion Oyj "B"	500	22,242
Sampo Oyj "A"	2,177	97,943
Stora Enso Oyj "R"	2,690	29,013
UPM-Kymmene Oyj	2,604	64,211
Wartsila Oyj	720	32,346
(Cost $320,192)		574,565
France 9.7%
Accor SA	846	31,545
Aeroports de Paris	145	15,537
Air Liquide SA	1,904	211,742
Airbus Group SE	2,837	187,867
Alstom SA*	752	20,750
Arkema	334	32,757
Atos SE	438	46,346
AXA SA	9,489	239,884
BNP Paribas SA	5,189	331,075
Bollore SA	4,258	15,039
Bollore SA*	32	110
Bouygues SA	1,023	36,697
Bureau Veritas SA	1,331	25,815
Capgemini SA	804	67,913
Carrefour SA	2,804	67,649
Casino Guichard-Perrachon SA	273	13,121
Christian Dior SE	270	56,657
Cie Generale des Etablissements Michelin	888	98,932
CNP Assurances	827	15,288
Compagnie de Saint-Gobain	2,434	113,505
Credit Agricole SA	5,516	68,464
DANONE SA	2,902	184,095
Dassault Aviation SA	12	13,410
Dassault Systemes SE	629	47,938
Edenred	1,039	20,618
Eiffage SA	293	20,467
Electricite de France SA (b)	1,269	12,942
Engie SA	7,174	91,396
Essilor International SA	1,014	114,624
Eurazeo SA	195	11,411
Eutelsat Communications SA	874	16,912
Fonciere des Regions (REIT)	174	15,200
Gecina SA (REIT)	202	27,945
Groupe Eurotunnel SE (Registered)	2,354	22,392
Hermes International	128	52,552
Icade (REIT)	151	10,782
Iliad SA	131	25,214
Imerys SA	170	12,899
Ingenico Group SA	274	21,878
JC Decaux SA	343	10,086
Kering	372	83,537
Klepierre (REIT)	1,070	42,091
L'Oreal SA	1,237	225,777
Lagardere SCA	585	16,266
Legrand SA	1,311	74,522
LVMH Moet Hennessy Louis Vuitton SE	1,368	261,326
Natixis SA	4,635	26,182
Orange SA	9,765	148,488
Pernod Ricard SA	1,046	113,401
Peugeot SA* (b)	2,372	38,771
Publicis Groupe	946	65,342
Remy Cointreau SA	97	8,282
Renault SA	938	83,560
Rexel SA	1,493	24,587
Safran SA	1,531	110,268
Sanofi	5,677	459,828
Schneider Electric SE (a)	350	24,154
Schneider Electric SE (a)	2,400	167,144
SCOR SE	804	27,798
SEB SA	104	14,101
SFR Group SA*	405	11,447
Societe BIC SA	144	19,585
Societe Generale	3,762	185,298
Sodexo SA	457	52,558
Suez	1,640	24,262
Technip SA	540	38,557
Thales SA	517	50,173
TOTAL SA	10,882	557,592
Unibail-Rodamco SE (REIT) (a)	216	51,557
Unibail-Rodamco SE (REIT) (a)	273	65,288
Valeo SA	1,162	66,971
Veolia Environnement	2,372	40,410
VINCI SA	2,478	168,835
Vivendi SA	5,049	95,923
Wendel	143	17,230
Zodiac Aerospace	1,001	23,004
(Cost $3,677,935)		5,913,569
Germany 8.6%
adidas AG	923	145,769
Allianz SE (Registered)	2,235	369,515
Axel Springer SE	198	9,622
BASF SE	4,494	417,531
Bayer AG (Registered)	4,048	422,439
Bayerische Motoren Werke (BMW) AG	1,616	151,110
Beiersdorf AG	501	42,501
Brenntag AG	760	42,250
Commerzbank AG	5,242	40,033
Continental AG	536	103,280
Covestro AG 144A	345	23,671
Daimler AG (Registered)	4,710	351,066
Deutsche Bank AG (Registered)* (c)	6,754	122,808
Deutsche Boerse AG*	1,100	89,785
Deutsche Lufthansa AG (Registered)	1,187	15,322
Deutsche Post AG (Registered)	4,772	156,948
Deutsche Telekom AG (Registered)	16,018	275,801
Deutsche Wohnen AG (Bearer)	1,665	52,363
E.ON SE	9,831	69,415
Evonik Industries AG	780	23,398
Fraport AG	198	11,699
Fresenius Medical Care AG & Co. KGaA	1,059	89,673
Fresenius SE & Co. KGaA	2,012	157,263
GEA Group AG	916	36,873
Hannover Rueck SE	293	31,747
HeidelbergCement AG	734	68,469
Henkel AG & Co. KGaA	515	53,683
HOCHTIEF AG	101	14,134
Hugo Boss AG	332	20,332
Infineon Technologies AG	5,544	96,343
Innogy SE 144A*	682	23,698
K+S AG (Registered)	946	22,585
LANXESS AG	449	29,476
Linde AG	909	149,323
MAN SE	172	17,068
Merck KGaA	627	65,465
Metro AG	891	29,632
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	786	148,643
OSRAM Licht AG	437	22,900
ProSiebenSat.1 Media SE	1,154	44,492
RWE AG*	2,405	29,906
SAP SE	4,808	417,988
Siemens AG (Registered)	3,748	461,182
Symrise AG	606	36,891
Telefonica Deutschland Holding AG	3,670	15,732
ThyssenKrupp AG	1,822	43,509
TUI AG	2,430	34,895
United Internet AG (Registered)	605	23,638
Volkswagen AG	155	22,347
Vonovia SE	2,295	74,740
Zalando SE 144A*	427	16,327
(Cost $3,158,411)		5,235,280
Hong Kong 3.1%
AIA Group Ltd.	58,881	332,448
ASM Pacific Technology Ltd.	1,100	11,677
Bank of East Asia Ltd.	5,889	22,603
BOC Hong Kong (Holdings) Ltd.	17,821	63,709
Cathay Pacific Airways Ltd.	5,000	6,584
Cheung Kong Infrastructure Holdings Ltd.	3,000	23,883
Cheung Kong Property Holdings Ltd.	13,348	81,723
CK Hutchison Holdings Ltd.	13,348	151,150
CLP Holdings Ltd.	8,274	76,090
First Pacific Co., Ltd.	10,000	6,996
Galaxy Entertainment Group Ltd.	11,497	50,134
Hang Lung Group Ltd.	4,000	13,940
Hang Lung Properties Ltd.	11,000	23,315
Hang Seng Bank Ltd.	3,700	68,872
Henderson Land Development Co., Ltd.	5,353	28,464
HK Electric Investments & HK Electric Investments Ltd. "SS", 144A, (Units)	11,991	9,895
HKT Trust & HKT Ltd. "SS", (Units)	12,920	15,831
Hong Kong & China Gas Co., Ltd.	36,996	65,603
Hong Kong Exchanges & Clearing Ltd.	5,599	132,281
Hongkong Land Holdings Ltd.	5,800	36,715
Hysan Development Co., Ltd.	2,773	11,478
Jardine Matheson Holdings Ltd.	1,200	66,248
Kerry Properties Ltd.	3,500	9,510
Li & Fung Ltd.	28,240	12,441
Link (REIT)	11,153	72,493
Melco Crown Entertainment Ltd. (ADR)	900	14,310
MGM China Holdings Ltd.	5,097	10,585
MTR Corp., Ltd.	7,270	35,365
New World Development Co., Ltd.	28,014	29,628
NWS Holdings Ltd.	7,792	12,715
PCCW Ltd.	19,000	10,290
Power Assets Holdings Ltd.	7,000	61,703
Shangri-La Asia Ltd.	6,000	6,347
Sino Land Co., Ltd.	14,495	21,722
SJM Holdings Ltd.	11,000	8,633
Sun Hung Kai Properties Ltd.	6,688	84,560
Swire Pacific Ltd. "A"	2,500	23,895
Swire Properties Ltd.	5,800	16,017
Techtronic Industries Co., Ltd.	6,999	25,110
WH Group Ltd. 144A	38,759	31,425
Wharf Holdings Ltd.	6,750	44,888
Wheelock & Co., Ltd.	4,000	22,547
Yue Yuen Industrial (Holdings) Ltd.	3,500	12,739
(Cost $1,227,180)		1,866,562
Ireland 1.1%
Bank of Ireland*	137,186	33,865
CRH PLC (a)	1,201	41,612
CRH PLC (a)	2,882	100,632
DCC PLC	443	33,049
Experian PLC	4,722	91,686
James Hardie Industries SE (CDI)	2,205	34,999
Kerry Group PLC "A" (a)	534	38,069
Kerry Group PLC "A" (a)	251	17,937
Paddy Power Betfair PLC	387	41,415
Shire PLC	4,405	254,562
(Cost $483,606)		687,826
Israel 0.7%
Azrieli Group Ltd.	194	8,425
Bank Hapoalim BM	5,306	31,593
Bank Leumi Le-Israel BM*	7,231	29,832
Bezeq Israeli Telecommunication Corp., Ltd.	10,414	19,794
Check Point Software Technologies Ltd.* (d)	600	50,676
Elbit Systems Ltd.	122	12,360
Frutarom Industries Ltd.	196	10,032
Israel Chemicals Ltd.	2,347	9,634
Israel Discount Bank "A"*	1	1
Mizrahi Tefahot Bank Ltd.	641	9,391
Mobileye NV* (e)	800	30,496
Nice Ltd.	300	20,450
Taro Pharmaceutical Industries Ltd.* (e)	100	10,527
Teva Pharmaceutical Industries Ltd. (ADR)	4,487	162,654
(Cost $440,201)		405,865
Italy 1.8%
Assicurazioni Generali SpA	5,731	85,247
Atlantia SpA	2,048	48,135
Enel SpA	37,373	165,015
Eni SpA	12,472	203,032
Ferrari NV (a)	274	15,934
Ferrari NV (a) (e)	324	18,837
Intesa Sanpaolo (RSP)	4,407	10,375
Intesa Sanpaolo SpA	62,195	158,946
Leonardo-Finmeccanica SpA*	1,985	27,897
Luxottica Group SpA	830	44,633
Mediobanca SpA	2,795	22,828
Poste Italiane SpA 144A	2,528	16,778
Prysmian SpA	960	24,663
Saipem SpA*	29,823	16,847
Snam SpA	12,075	49,776
Telecom Italia SpA*	49,635	43,823
Telecom Italia SpA (RSP)*	29,566	21,424
Terna — Rete Elettrica Nationale SpA	7,518	34,465
UniCredit SpA	25,754	74,231
UnipolSai SpA	5,426	11,613
(Cost $884,791)		1,094,499
Japan 23.7%
ABC-Mart, Inc.	200	11,329
Acom Co., Ltd.*	2,200	9,625
Aeon Co., Ltd.	3,200	45,343
AEON Financial Service Co., Ltd.	530	9,413
AEON Mall Co., Ltd.	600	8,441
Air Water, Inc.	753	13,587
Aisin Seiki Co., Ltd.	900	39,008
Ajinomoto Co., Inc.	2,700	54,379
Alfresa Holdings Corp.	900	14,885
Alps Electric Co., Ltd.	900	21,745
Amada Holdings Co., Ltd.	1,700	18,986
ANA Holdings, Inc.	6,000	16,157
Aozora Bank Ltd.	5,000	17,666
Asahi Glass Co., Ltd.	5,000	34,073
Asahi Group Holdings Ltd.	1,900	60,028
Asahi Kasei Corp.	6,000	52,303
ASICS Corp.	800	15,983
Astellas Pharma, Inc.	10,600	147,408
Bandai Namco Holdings, Inc.	950	26,223
Benesse Holdings, Inc.	300	8,264
Bridgestone Corp.	3,200	115,386
Brother Industries Ltd.	1,200	21,653
Calbee, Inc.	400	12,536
Canon, Inc.	5,200	146,554
Casio Computer Co., Ltd.	1,100	15,553
Central Japan Railway Co.	700	115,219
Chubu Electric Power Co., Inc.	3,200	44,684
Chugai Pharmaceutical Co., Ltd.	1,100	31,606
Chugoku Electric Power Co., Inc.	1,300	15,239
Concordia Financial Group Ltd.	5,800	27,919
Credit Saison Co., Ltd.	700	12,440
CYBERDYNE, Inc.*	600	8,481
Dai Nippon Printing Co., Ltd.	3,000	29,654
Dai-ichi Life Holdings, Inc.	5,300	88,292
Daicel Corp.	1,400	15,446
Daiichi Sankyo Co., Ltd.	3,000	61,361
Daikin Industries Ltd.	1,100	101,075
Daito Trust Construction Co., Ltd.	300	45,200
Daiwa House Industry Co., Ltd.	2,800	76,620
Daiwa House REIT Investment Corp. (REIT)	7	17,702
Daiwa Securities Group, Inc.	8,000	49,279
DeNA Co., Ltd.	500	10,914
Denso Corp.	2,300	99,597
Dentsu, Inc.	1,100	51,798
Don Quijote Holdings Co., Ltd.	500	18,513
East Japan Railway Co.	1,639	141,581
Eisai Co., Ltd.	1,200	68,878
Electric Power Development Co., Ltd.	700	16,109
FamilyMart UNY Holdings Co., Ltd.	400	26,617
FANUC Corp.	900	152,704
Fast Retailing Co., Ltd.	300	107,491
Fuji Electric Co., Ltd.	3,000	15,550
Fuji Heavy Industries Ltd.	2,982	121,769
Fujifilm Holdings Corp.	2,200	83,458
Fujitsu Ltd.	9,000	49,991
Fukuoka Financial Group, Inc.	4,000	17,774
Hakuhodo Dy Holdings, Inc.	1,000	12,336
Hamamatsu Photonics KK	700	18,385
Hankyu Hanshin Holdings, Inc.	1,200	38,479
Hikari Tsushin, Inc.	100	9,325
Hino Motors Ltd.	1,200	12,194
Hirose Electric Co., Ltd.	100	12,398
Hisamitsu Pharmaceutical Co., Inc.	300	15,013
Hitachi Chemical Co., Ltd.	500	12,492
Hitachi Construction Machinery Co., Ltd.	500	10,820
Hitachi High-Technologies Corp.	300	12,101
Hitachi Ltd.	24,000	129,797
Hitachi Metals Ltd.	1,000	13,535
Hokuriku Electric Power Co.	900	10,079
Honda Motor Co., Ltd.	8,000	233,739
Hoshizaki Corp.	200	15,807
Hoya Corp.	1,900	79,768
Hulic Co., Ltd.	1,500	13,341
Idemitsu Kosan Co., Ltd.	400	10,620
IHI Corp.*	7,000	18,210
Iida Group Holdings Co., Ltd.	700	13,277
INPEX Corp.	4,700	47,059
Isetan Mitsukoshi Holdings Ltd.	1,620	17,463
Isuzu Motors Ltd.	2,900	36,726
Itochu Corp.	7,400	98,299
J. Front Retailing Co., Ltd.	1,200	16,169
Japan Airlines Co., Ltd.	600	17,519
Japan Airport Terminal Co., Ltd.	200	7,221
Japan Exchange Group, Inc.	2,600	37,078
Japan Post Bank Co., Ltd.	2,000	23,964
Japan Post Holdings Co., Ltd.	2,200	27,418
Japan Prime Realty Investment Corp. (REIT)	4	15,753
Japan Real Estate Investment Corp. (REIT)	6	32,645
Japan Retail Fund Investment Corp. (REIT)	13	26,307
Japan Tobacco, Inc.	5,400	177,611
JFE Holdings, Inc.	2,625	39,972
JGC Corp.	1,000	18,179
JSR Corp.	1,000	15,743
JTEKT Corp.	1,100	17,591
JX Holdings, Inc.	10,500	44,442
Kajima Corp.	4,000	27,697
Kakaku.com, Inc.	700	11,579
Kamigumi Co., Ltd.	1,000	9,529
Kaneka Corp.	1,000	8,140
Kansai Electric Power Co., Inc.*	3,500	38,226
Kansai Paint Co., Ltd.	1,100	20,250
Kao Corp.	2,500	118,611
Kawasaki Heavy Industries Ltd.	7,000	21,979
KDDI Corp.	9,000	227,855
Keihan Holdings Co., Ltd.	3,000	19,692
Keikyu Corp.	2,000	23,186
Keio Corp.	3,000	24,652
Keisei Electric Railway Co., Ltd.	700	16,997
Keyence Corp.	170	116,613
Kikkoman Corp.	1,000	32,021
Kintetsu Group Holdings Co., Ltd.	8,900	33,930
Kirin Holdings Co., Ltd.	4,100	66,765
Kobe Steel Ltd.*	1,500	14,335
Koito Manufacturing Co., Ltd.	558	29,569
Komatsu Ltd.	4,500	101,843
Konami Holdings Corp.	400	16,158
Konica Minolta, Inc.	2,300	22,856
Kose Corp.	100	8,305
Kubota Corp.	5,200	74,156
Kuraray Co., Ltd.	1,800	27,057
Kurita Water Industries Ltd.	500	11,010
Kyocera Corp.	1,600	79,574
Kyowa Hakko Kirin Co., Ltd.	1,310	18,119
Kyushu Electric Power Co., Inc.	2,100	22,761
Kyushu Financial Group, Inc.	1,600	10,856
Lawson, Inc.	300	21,070
LINE Corp.*	200	6,862
Lion Corp.	1,000	16,419
LIXIL Group Corp.	1,348	30,579
M3, Inc.	1,000	25,196
Mabuchi Motor Co., Ltd.	200	10,438
Makita Corp.	600	40,187
Marubeni Corp.	8,200	46,499
Marui Group Co., Ltd.	1,100	16,074
Maruichi Steel Tube Ltd.	300	9,763
Mazda Motor Corp.	2,800	45,820
McDonald's Holdings Co. (Japan), Ltd.	300	7,852
Mebuki Financial Group, Inc.	4,600	17,042
Medipal Holdings Corp.	900	14,189
MEIJI Holdings Co., Ltd.	600	47,037
Minebea Co., Ltd.	1,700	15,931
Miraca Holdings, Inc.	307	13,781
MISUMI Group, Inc.	1,400	23,036
Mitsubishi Chemical Holdings Corp.	6,800	44,115
Mitsubishi Corp.	7,400	157,642
Mitsubishi Electric Corp.	9,500	132,390
Mitsubishi Estate Co., Ltd.	6,000	119,556
Mitsubishi Gas Chemical Co., Inc.	900	15,358
Mitsubishi Heavy Industries Ltd.	16,000	72,902
Mitsubishi Materials Corp.	500	15,322
Mitsubishi Motors Corp.	3,300	18,793
Mitsubishi Tanabe Pharma Corp.	1,100	21,589
Mitsubishi UFJ Financial Group, Inc.	62,500	385,087
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,100	10,855
Mitsui & Co., Ltd.	8,400	115,501
Mitsui Chemicals, Inc.	5,000	22,469
Mitsui Fudosan Co., Ltd.	4,000	92,622
Mitsui O.S.K Lines Ltd.	5,000	13,850
Mixi, Inc.	200	7,305
Mizuho Financial Group, Inc.	118,390	212,418
MS&AD Insurance Group Holdings, Inc.	2,500	77,549
Murata Manufacturing Co., Ltd.	900	120,446
Nabtesco Corp.	525	12,204
Nagoya Railroad Co., Ltd.	5,000	24,151
NEC Corp.	12,900	34,191
Nexon Co., Ltd.	900	13,043
NGK Insulators Ltd.	1,200	23,271
NGK Spark Plug Co., Ltd.	900	20,009
NH Foods Ltd.	1,000	26,992
Nidec Corp.	1,200	103,437
Nikon Corp.	1,700	26,443
Nintendo Co., Ltd.	600	125,928
Nippon Building Fund, Inc. (REIT)	7	38,704
Nippon Electric Glass Co., Ltd.	2,000	10,816
Nippon Express Co., Ltd.	4,000	21,518
Nippon Paint Holdings Co., Ltd.	800	21,774
Nippon Prologis REIT, Inc. (REIT)	6	12,246
Nippon Steel & Sumitomo Metal Corp.	4,000	89,134
Nippon Telegraph & Telephone Corp.	3,376	141,782
Nippon Yusen Kabushiki Kaisha	8,000	14,851
Nissan Chemical Industries Ltd.	600	20,057
Nissan Motor Co., Ltd.	11,900	119,705
Nisshin Seifun Group, Inc.	1,000	15,008
Nissin Foods Holdings Co., Ltd.	300	15,772
Nitori Holdings Co., Ltd.	400	45,722
Nitto Denko Corp.	800	61,335
NOK Corp.	500	10,122
Nomura Holdings, Inc.	17,800	104,874
Nomura Real Estate Holdings, Inc.	600	10,208
Nomura Real Estate Master Fund, Inc. (REIT)	20	30,201
Nomura Research Institute Ltd.	660	20,082
NSK Ltd.	2,200	25,486
NTT Data Corp.	600	29,014
NTT DoCoMo, Inc.	6,800	155,018
Obayashi Corp.	3,200	30,604
Obic Co., Ltd.	300	13,104
Odakyu Electric Railway Co., Ltd.	1,500	29,681
Oji Holdings Corp.	4,000	16,294
Olympus Corp.	1,400	48,397
Omron Corp.	900	34,551
Ono Pharmaceutical Co., Ltd.	2,000	43,701
Oracle Corp.	200	10,071
Oriental Land Co., Ltd.	1,100	62,160
ORIX Corp.	6,500	101,480
Osaka Gas Co., Ltd.	9,000	34,597
Otsuka Corp.	300	14,004
Otsuka Holdings KK	1,922	83,768
Panasonic Corp.	10,914	111,120
Park24 Co., Ltd.	500	13,566
Pola Orbis Holdings, Inc.	100	8,254
Rakuten, Inc.	4,600	45,038
Recruit Holdings Co., Ltd.	1,800	72,288
Resona Holdings, Inc.	10,900	55,936
Ricoh Co., Ltd.	3,300	27,866
Rinnai Corp.	200	16,116
ROHM Co., Ltd.	400	23,014
Ryohin Keikaku Co., Ltd.	100	19,591
Sankyo Co., Ltd.	200	6,458
Santen Pharmaceutical Co., Ltd.	1,900	23,261
SBI Holdings, Inc.	944	12,005
Secom Co., Ltd.	1,000	73,153
Sega Sammy Holdings, Inc.	900	13,393
Seibu Holdings, Inc.	900	16,143
Seiko Epson Corp.	1,400	29,611
Sekisui Chemical Co., Ltd.	2,000	31,919
Sekisui House Ltd.	3,000	49,973
Seven & I Holdings Co., Ltd.	3,700	141,035
Seven Bank Ltd.	3,300	9,458
Sharp Corp.*	7,000	16,221
Shimadzu Corp.	1,000	15,906
Shimamura Co., Ltd.	100	12,495
Shimano, Inc.	400	62,703
Shimizu Corp.	3,000	27,449
Shin-Etsu Chemical Co., Ltd.	1,900	147,454
Shinsei Bank Ltd.	9,000	15,079
Shionogi & Co., Ltd.	1,500	71,939
Shiseido Co., Ltd.	1,900	48,089
Showa Shell Sekiyu KK	900	8,369
SMC Corp.	300	71,569
SoftBank Group Corp.	4,700	312,639
Sohgo Security Services Co., Ltd.	300	11,527
Sompo Holdings, Inc.	1,700	57,563
Sony Corp.	6,200	173,653
Sony Financial Holdings, Inc.	900	14,043
Stanley Electric Co., Ltd.	700	19,135
Start Today Co., Ltd.	900	15,542
Sumitomo Chemical Co., Ltd.	8,000	38,065
Sumitomo Corp.	5,900	69,423
Sumitomo Dainippon Pharma Co., Ltd.	800	13,759
Sumitomo Electric Industries Ltd.	3,700	53,393
Sumitomo Heavy Industries Ltd.	3,000	19,323
Sumitomo Metal Mining Co., Ltd.	2,000	25,767
Sumitomo Mitsui Financial Group, Inc.	6,591	251,354
Sumitomo Mitsui Trust Holdings, Inc.	1,610	57,500
Sumitomo Realty & Development Co., Ltd.	2,000	53,165
Sumitomo Rubber Industries Ltd.	900	14,275
Sundrug Co., Ltd.	200	13,838
Suntory Beverage & Food Ltd.	700	29,094
Suzuken Co., Ltd.	400	13,073
Suzuki Motor Corp.	1,700	59,902
Sysmex Corp.	800	46,318
T&D Holdings, Inc.	2,800	37,035
Taiheiyo Cement Corp.	6,000	18,980
Taisei Corp.	5,000	34,999
Taisho Pharmaceutical Holdings Co., Ltd.	200	16,585
Taiyo Nippon Sanso Corp.	600	6,948
Takashimaya Co., Ltd.	1,000	8,247
Takeda Pharmaceutical Co., Ltd.	3,500	144,755
TDK Corp.	600	41,287
Teijin Ltd.	800	16,213
Terumo Corp.	1,700	62,703
The Bank of Kyoto Ltd.	1,000	7,426
The Chiba Bank Ltd.	3,000	18,408
The Chugoku Bank Ltd.	900	12,919
The Hachijuni Bank Ltd.	1,958	11,355
The Hiroshima Bank Ltd.	3,000	14,010
The Shizuoka Bank Ltd.	3,000	25,201
The Suruga Bank Ltd.	900	20,088
THK Co., Ltd.	600	13,268
Tobu Railway Co., Ltd.	5,000	24,812
Toho Co., Ltd.	500	14,139
Toho Gas Co., Ltd.	2,000	16,261
Tohoku Electric Power Co., Inc.	2,300	29,054
Tokio Marine Holdings, Inc.	3,300	135,478
Tokyo Electric Power Co. Holdings, Inc.*	7,100	28,675
Tokyo Electron Ltd.	800	75,731
Tokyo Gas Co., Ltd.	10,000	45,232
Tokyo Tatemono Co., Ltd.	1,000	13,381
Tokyu Corp.	5,000	36,734
Tokyu Fudosan Holdings Corp.	2,600	15,344
TonenGeneral Sekiyu KK	1,000	10,532
Toppan Printing Co., Ltd.	3,000	28,637
Toray Industries, Inc.	7,000	56,667
Toshiba Corp.*	20,000	48,513
TOTO Ltd.	700	27,700
Toyo Seikan Kaisha Ltd.	800	14,942
Toyo Suisan Kaisha Ltd.	400	14,490
Toyoda Gosei Co., Ltd.	300	7,014
Toyota Industries Corp.	800	38,103
Toyota Motor Corp.	13,100	770,349
Toyota Tsusho Corp.	1,100	28,678
Trend Micro, Inc.	500	17,794
Tsuruha Holdings, Inc.	200	19,010
Unicharm Corp.	2,000	43,697
United Urban Investment Corp. (REIT)	15	22,810
USS Co., Ltd.	1,100	17,502
West Japan Railway Co.	800	49,048
Yahoo! Japan Corp.	7,100	27,259
Yakult Honsha Co., Ltd.	400	18,540
Yamada Denki Co., Ltd.	3,100	16,715
Yamaguchi Financial Group, Inc.	1,000	10,891
Yamaha Corp.	800	24,440
Yamaha Motor Co., Ltd.	1,400	30,849
Yamato Holdings Co., Ltd.	1,700	34,543
Yamazaki Baking Co., Ltd.	700	13,522
Yaskawa Electric Corp.	1,300	20,218
Yokogawa Electric Corp.	1,200	17,368
Yokohama Rubber Co., Ltd.	550	9,860
(Cost $9,500,149)		14,375,520
Jordan 0.0%
Hikma Pharmaceuticals PLC (Cost $24,041)	712	16,633
Luxembourg 0.3%
ArcelorMittal*	9,035	66,796
Eurofins Scientific SE	54	23,020
Millicom International Cellular SA (SDR)	321	13,719
RTL Group SA*	187	13,747
SES SA (FDR)	1,796	39,596
Tenaris SA	2,306	41,142
(Cost $183,539)		198,020
Macau 0.1%
Sands China Ltd.	12,019	52,226
Wynn Macau Ltd.	7,581	12,082
(Cost $34,327)		64,308
Mexico 0.0%
Fresnillo PLC (f) (Cost $17,119)	1,083	16,312
Netherlands 4.6%
ABN AMRO Group NV (CVA) 144A	1,392	30,859
Aegon NV	8,973	49,351
AerCap Holdings NV* (e)	800	33,288
Akzo Nobel NV	1,210	75,705
Altice NV "A"*	1,810	35,956
Altice NV "B"*	513	10,230
ASML Holding NV	1,802	202,055
Boskalis Westminster NV	434	15,095
EXOR NV	528	22,777
Gemalto NV	399	23,113
Heineken Holding NV	502	35,005
Heineken NV	1,135	85,248
ING Groep NV	18,997	267,363
Koninklijke (Royal) KPN NV	16,742	49,635
Koninklijke Ahold Delhaize NV	6,303	132,956
Koninklijke DSM NV	885	53,111
Koninklijke Philips NV	4,659	142,363
Koninklijke Vopak NV	348	16,450
NN Group NV	1,542	52,328
NXP Semiconductors NV* (d)	1,444	141,526
QIAGEN NV*	1,089	30,515
Randstad Holding NV	586	31,848
RELX NV	4,884	82,301
Royal Dutch Shell PLC "A"	21,198	586,081
Royal Dutch Shell PLC "B"	18,353	532,598
Wolters Kluwer NV	1,482	53,767
(Cost $2,041,687)		2,791,524
New Zealand 0.2%
Auckland International Airport Ltd.	4,766	20,670
Contact Energy Ltd.	3,394	11,001
Fletcher Building Ltd.	3,435	25,269
Mercury NZ Ltd.	3,881	7,964
Meridian Energy Ltd.	5,968	10,782
Ryman Healthcare Ltd.	1,760	9,911
Spark New Zealand Ltd.	9,034	21,407
(Cost $69,383)		107,004
Norway 0.7%
DnB ASA	4,768	70,919
Gjensidige Forsikring ASA	952	15,111
Marine Harvest ASA*	1,904	34,349
Norsk Hydro ASA	6,705	32,128
Orkla ASA	4,103	37,174
Schibsted ASA "A"	334	7,681
Schibsted ASA "B"	403	8,552
Statoil ASA	5,477	100,430
Telenor ASA	3,657	54,677
Yara International ASA	865	34,079
(Cost $216,666)		395,100
Portugal 0.2%
EDP — Energias de Portugal SA	11,543	35,201
Galp Energia, SGPS, SA	2,496	37,304
Jeronimo Martins, SGPS, SA	1,267	19,730
(Cost $73,721)		92,235
Singapore 1.2%
Ascendas Real Estate Investment Trust (REIT)	11,200	17,554
CapitaLand Commercial Trust (REIT)	10,100	10,316
CapitaLand Ltd.	12,825	26,762
CapitaLand Mall Trust (REIT)	12,570	16,363
City Developments Ltd.	1,900	10,868
ComfortDelGro Corp., Ltd.	10,900	18,599
DBS Group Holdings Ltd.	8,644	103,504
Genting Singapore PLC	29,995	18,747
Global Logistic Properties Ltd.	13,000	19,771
Golden Agri-Resources Ltd.	32,073	9,536
Hutchison Port Holdings Trust (Units)	24,500	10,653
Jardine Cycle & Carriage Ltd.	504	14,355
Keppel Corp., Ltd.	7,249	28,989
Oversea-Chinese Banking Corp., Ltd.	15,454	95,188
SATS Ltd.	3,300	11,046
Sembcorp Industries Ltd.	4,449	8,767
Singapore Airlines Ltd.	2,370	15,832
Singapore Exchange Ltd.	4,000	19,787
Singapore Press Holdings Ltd.	8,058	19,654
Singapore Technologies Engineering Ltd.	7,700	17,173
Singapore Telecommunications Ltd.	39,001	98,310
StarHub Ltd.	3,300	6,401
Suntec Real Estate Investment Trust (REIT)	12,200	13,891
United Overseas Bank Ltd.	6,316	89,035
UOL Group Ltd.	2,210	9,143
Wilmar International Ltd.	9,600	23,800
(Cost $511,478)		734,044
South Africa 0.1%
Mediclinic International PLC	1,830	17,421
Mondi PLC	1,815	37,372
(Cost $62,943)		54,793
Spain 3.0%
Abertis Infraestructuras SA	3,196	44,776
ACS, Actividades de Construccion y Servicios SA	933	29,541
Aena SA 144A	335	45,791
Amadeus IT Group SA	2,145	97,578
Banco Bilbao Vizcaya Argentaria SA	32,201	217,525
Banco de Sabadell SA	26,050	36,287
Banco Popular Espanol SA	16,521	15,987
Banco Santander SA	71,459	373,591
Bankia SA	22,637	23,178
Bankinter SA	3,348	25,961
CaixaBank SA	16,141	53,410
Distribuidora Internacional de Alimentacion SA	3,059	15,044
Enagas SA	1,112	28,276
Endesa SA	1,566	33,224
Ferrovial SA	2,397	42,951
Gas Natural SDG SA	1,699	32,072
Grifols SA	1,450	28,722
Iberdrola SA	26,527	174,187
Industria de Diseno Textil SA	5,348	182,666
Mapfre SA	5,146	15,731
Red Electrica Corp. SA	2,153	40,673
Repsol SA	5,373	75,990
Telefonica SA	22,761	211,507
Zardoya Otis SA	830	7,011
(Cost $1,489,731)		1,851,679
Sweden 2.8%
Alfa Laval AB	1,448	23,984
Assa Abloy AB "B"	4,894	90,882
Atlas Copco AB "A"	3,271	99,663
Atlas Copco AB "B"	1,890	51,577
Boliden AB	1,363	35,637
Electrolux AB "B"	1,191	29,604
Getinge AB "B"	984	15,784
Hennes & Mauritz AB "B"	4,662	129,768
Hexagon AB "B"	1,291	46,195
Husqvarna AB "B"	2,067	16,082
ICA Gruppen AB	380	11,599
Industrivarden AB "C"	811	15,123
Investor AB "B"	2,221	83,154
Kinnevik AB "B"	1,153	27,670
L E Lundbergforetagen AB "B"	199	12,211
Lundin Petroleum AB*	928	20,189
Nordea Bank AB	14,856	165,256
Sandvik AB	5,193	64,267
Securitas AB "B"	1,563	24,638
Skandinaviska Enskilda Banken AB "A"	7,448	78,162
Skanska AB "B"	1,665	39,324
SKF AB "B"	1,949	35,874
Svenska Cellulosa AB "B"	3,002	84,819
Svenska Handelsbanken AB "A"	7,441	103,378
Swedbank AB "A"	4,434	107,254
Swedish Match AB	920	29,275
Tele2 AB "B"	1,750	14,051
Telefonaktiebolaget LM Ericsson "B"	15,072	88,567
Telia Co. AB	12,729	51,324
Volvo AB "B"	7,526	87,921
(Cost $857,057)		1,683,232
Switzerland 9.0%
ABB Ltd. (Registered)*	9,252	195,155
Actelion Ltd. (Registered)*	476	102,960
Adecco Group AG (Registered)	806	52,790
Aryzta AG*	439	19,290
Baloise Holding AG (Registered)	250	31,490
Barry Callebaut AG (Registered)*	10	12,229
Chocoladefabriken Lindt & Spruengli AG	5	25,944
Cie Financiere Richemont SA (Registered)	2,567	169,987
Coca-Cola HBC AG (CDI)*	915	19,964
Credit Suisse Group AG (Registered)*	9,742	139,849
Dufry AG (Registered)*	229	28,592
Ems-Chemie Holding AG (Registered)	41	20,864
Galenica AG (Registered)	20	22,596
Geberit AG (Registered)	183	73,378
Givaudan SA (Registered)	46	84,321
Glencore PLC*	59,968	205,405
Julius Baer Group Ltd.*	1,110	49,376
Kuehne + Nagel International AG (Registered)	269	35,595
LafargeHolcim Ltd. (Registered)* (a)	1,117	58,923
LafargeHolcim Ltd. (Registered)* (a)	1,125	59,191
Lonza Group AG (Registered)*	263	45,553
Nestle SA (Registered)	15,257	1,094,792
Novartis AG (Registered)	10,949	795,943
Pargesa Holding SA (Bearer)	167	10,869
Partners Group Holding AG	86	40,337
Roche Holding AG (Genusschein)	3,445	786,830
Schindler Holding AG	203	35,827
Schindler Holding AG (Registered)	101	17,652
SGS SA (Registered)	27	54,929
Sika AG (Bearer)	11	52,836
Sonova Holding AG (Registered)	266	32,259
STMicroelectronics NV	3,125	35,473
Swatch Group AG (Bearer)	153	47,566
Swatch Group AG (Registered)	245	14,981
Swiss Life Holding AG (Registered)*	159	45,047
Swiss Prime Site AG (Registered)*	358	29,309
Swiss Re AG	1,594	151,053
Swisscom AG (Registered)	127	56,913
Syngenta AG (Registered)	455	179,828
UBS Group AG (Registered)	17,939	280,600
Wolseley PLC	1,241	75,924
Zurich Insurance Group AG*	740	203,888
(Cost $3,085,072)		5,496,308
United Kingdom 15.5%
3i Group PLC	4,762	41,353
Aberdeen Asset Management PLC	4,511	14,323
Admiral Group PLC	1,037	23,377
Anglo American PLC*	6,878	98,783
Antofagasta PLC	1,953	16,276
Ashtead Group PLC	2,422	47,179
Associated British Foods PLC	1,749	59,335
AstraZeneca PLC	6,193	338,929
Auto Trader Group PLC 144A	4,876	24,616
Aviva PLC	19,871	119,327
Babcock International Group PLC	1,287	15,123
BAE Systems PLC	15,545	113,414
Barclays PLC	82,839	228,156
Barratt Developments PLC	4,956	28,278
Berkeley Group Holdings PLC	648	22,474
BP PLC	92,049	578,576
British American Tobacco PLC	9,140	520,835
British Land Co. PLC (REIT)	3,622	28,198
BT Group PLC	41,350	187,496
Bunzl PLC	1,664	43,301
Burberry Group PLC	2,195	40,516
Capita PLC	3,092	20,257
Carnival PLC	924	47,020
Centrica PLC	26,996	78,036
CNH Industrial NV	4,985	43,321
Cobham PLC	8,454	17,070
Coca-Cola European Partners PLC	1,072	33,876
Compass Group PLC	8,083	149,723
Croda International PLC	650	25,628
Diageo PLC	12,360	321,644
Direct Line Insurance Group PLC	6,556	29,879
Dixons Carphone PLC	4,912	21,502
easyJet PLC	761	9,439
Fiat Chrysler Automobiles NV (a) (e)	3,242	29,567
Fiat Chrysler Automobiles NV (a)	1,180	10,730
G4S PLC	7,630	22,123
GKN PLC	8,399	34,384
GlaxoSmithKline PLC	23,853	459,876
Hammerson PLC (REIT)	3,965	28,045
Hargreaves Lansdown PLC	1,281	19,153
HSBC Holdings PLC	97,425	789,387
IMI PLC	1,351	17,313
Imperial Brands PLC	4,707	205,688
Inmarsat PLC	2,228	20,642
InterContinental Hotels Group PLC	933	41,865
International Consolidated Airlines Group SA	4,228	22,884
Intertek Group PLC	800	34,379
Intu Properties PLC (REIT)	2,791	9,690
Investec PLC	3,181	21,047
ITV PLC	17,918	45,715
J Sainsbury PLC	7,847	24,157
Johnson Matthey PLC	952	37,387
Kingfisher PLC	11,163	48,242
Land Securities Group PLC (REIT)	3,865	50,897
Legal & General Group PLC	29,146	89,031
Lloyds Banking Group PLC	314,795	242,377
London Stock Exchange Group PLC	1,540	55,307
Marks & Spencer Group PLC	8,096	34,972
Meggitt PLC	3,832	21,712
Merlin Entertainments PLC 144A	3,587	19,839
National Grid PLC	18,496	217,057
NEX Group PLC	1,556	8,907
Next PLC	682	41,953
Old Mutual PLC	24,147	61,719
Pearson PLC	4,045	40,845
Persimmon PLC	1,524	33,420
Petrofac Ltd.	1,259	13,495
Provident Financial PLC	733	25,782
Prudential PLC	12,625	253,562
Randgold Resources Ltd.	464	36,694
Reckitt Benckiser Group PLC	3,105	263,961
RELX PLC	5,361	95,809
Rio Tinto Ltd.	2,089	90,318
Rio Tinto PLC	6,069	236,456
Rolls-Royce Holdings PLC*	9,010	74,224
Rolls-Royce Holdings PLC "C" (Entitlement Shares) * (d)	570,911	704
Royal Bank of Scotland Group PLC*	17,273	47,834
Royal Mail PLC	4,507	25,691
RSA Insurance Group PLC	5,024	36,323
Schroders PLC	665	24,585
Segro PLC (REIT)	4,001	22,650
Severn Trent PLC	1,176	32,225
Sky PLC	5,067	61,996
Smith & Nephew PLC	4,378	65,898
Smiths Group PLC	1,925	33,641
SSE PLC	4,968	95,244
St. James's Place PLC	2,603	32,614
Standard Chartered PLC*	16,079	131,752
Standard Life PLC	9,833	45,110
Tate & Lyle PLC	2,355	20,570
Taylor Wimpey PLC	16,165	30,624
Tesco PLC*	40,093	102,202
The Sage Group PLC	5,310	42,917
The Weir Group PLC	1,061	24,740
TP ICAP PLC	1,272	6,796
Travis Perkins PLC	1,239	22,178
Unilever NV (CVA)	7,996	329,392
Unilever PLC	6,303	255,923
United Utilities Group PLC	3,379	37,592
Vodafone Group PLC	130,387	321,664
Whitbread PLC	911	42,448
William Hill PLC	4,356	15,589
WM Morrison Supermarkets PLC	11,080	31,523
Worldpay Group PLC 144A	8,675	28,897
WPP PLC	6,304	141,194
(Cost $7,017,485)		9,428,387
Total Common Stocks (Cost $39,046,953)		59,377,922

Preferred Stocks 0.5%
Germany 0.5%
Bayerische Motoren Werke (BMW) AG	261	20,002
Fuchs Petrolub SE	335	14,075
Henkel AG & Co. KGaA	878	104,670
Porsche Automobil Holding SE	742	40,405
Schaeffler AG	795	11,762
Volkswagen AG	905	127,123
Total Preferred Stocks (Cost $164,597)		318,037

Rights 0.0%
Spain
Repsol SA, Expiration Date 1/12/2017* (Cost $2,147)	6,139	2,274

Securities Lending Collateral 0.1%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.42% (g) (h) (Cost $43,315)	43,315	43,315

Cash Equivalents 0.0%
Deutsche Central Cash Management Government Fund, 0.49% (g) (Cost $20,738)	20,738	20,738

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $39,277,750)†	98.3	59,762,286
Other Assets and Liabilities, Net	1.7	1,006,624
Net Assets	100.0	60,768,910

* Non-income producing security.

† The cost for federal income tax purposes was $41,418,832. At December 31, 2016, net unrealized appreciation for all securities based on tax cost was $18,343,454. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,342,844 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,999,390.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2016 amounted to $41,269, which is 0.1% of net assets.

(c) Affiliated issuer. This security is owned in proportion with its representation in the index.

(d) Listed on the NASDAQ Stock Market, Inc.

(e) Listed on the New York Stock Exchange.

(f) Listed on the London Stock Exchange.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CDI: Chess Depositary Interest

CVA: Certificaten Van Aandelen (Certificate of Stock)

FDR: Fiduciary Depositary Receipt

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
E-Mini MSCI EAFE Index	USD	3/17/2017	14	1,172,920	2,118

At December 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	200,000	EUR	191,901	3/15/2017	2,776	Societe Generale
USD	100,000	JPY	11,762,366	3/15/2017	1,021	Citigroup, Inc.
Total unrealized appreciation					3,797

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	100,000	GBP	80,801	3/15/2017	(233)	Bank of Montreal

Currency Abbreviations
EUR Euro GBP British Pound JPY Japanese Yen USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 4,456,717	$ 20,560	$ 4,477,277
Austria	—	120,227	—	120,227
Belgium	—	704,539	—	704,539
China	—	5,960	—	5,960
Denmark	—	986,654	—	986,654
Finland	—	574,565	—	574,565
France	—	5,913,459	110	5,913,569
Germany	—	5,235,280	—	5,235,280
Hong Kong	14,310	1,852,252	—	1,866,562
Ireland	—	687,826	—	687,826
Israel	254,353	151,512	—	405,865
Italy	18,837	1,075,662	—	1,094,499
Japan	—	14,375,520	—	14,375,520
Jordan	—	16,633	—	16,633
Luxembourg	—	198,020	—	198,020
Macau	—	64,308	—	64,308
Mexico	—	16,312	—	16,312
Netherlands	174,814	2,616,710	—	2,791,524
New Zealand	—	107,004	—	107,004
Norway	—	395,100	—	395,100
Portugal	—	92,235	—	92,235
Singapore	—	734,044	—	734,044
South Africa	—	54,793	—	54,793
Spain	—	1,851,679	—	1,851,679
Sweden	—	1,683,232	—	1,683,232
Switzerland	—	5,496,308	—	5,496,308
United Kingdom	30,271	9,398,116	—	9,428,387
Preferred Stock	—	318,037	—	318,037
Rights	—	2,274	—	2,274
Short-Term Investments (i)	64,053	—	—	64,053
Derivatives (j)
Futures Contracts	2,118	—	—	2,118
Forward Foreign Currency Exchange Contracts	—	3,797	—	3,797
Total	$ 558,756	$ 59,188,775	$ 20,670	$ 59,768,201
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Forward Foreign Currency Exchange Contracts	$ —	$ (233)	$ —	$ (233)
Total	$ —	$ (233)	$ —	$ (233)

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $39,056,370) — including $41,269 of securities loaned	$ 59,575,425
Investment in Government & Agency Securities Portfolio (cost $43,315)*	43,315
Investment in affiliated securities (cost $178,065)	143,546
Total investments in securities, at value (cost $39,277,750)	59,762,286
Cash	10,000
Foreign currency, at value (cost $394,285)	397,078
Deposit with broker for futures contracts	234,661
Receivable for investments sold	464,434
Receivable for Fund shares sold	1,255,160
Dividends receivable	62,359
Interest receivable	827
Receivable for variation margin on futures contracts	2,118
Unrealized appreciation on forward foreign currency exchange contracts	3,797
Foreign taxes recoverable	254,308
Due from Advisor	22,644
Other assets	6,645
Total assets	62,476,317
Liabilities
Payable upon return of securities loaned	43,315
Line of credit loan payable	200,000
Payable for Fund shares redeemed	1,190,440
Unrealized depreciation on forward foreign currency exchange contracts	233
Distributions payable	108,574
Accrued Trustees' fees	1,935
Other accrued expenses and payables	162,910
Total liabilities	1,707,407
Net assets, at value	$ 60,768,910

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2016 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(462,640)
Net unrealized appreciation (depreciation) on: Investments	20,484,536
Futures	2,118
Foreign currency	(16,873)
Accumulated net realized gain (loss)	(2,679,681)
Paid-in capital	43,441,450
Net assets, at value	$ 60,768,910
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($60,768,910 ÷ 11,221,973 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.42

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $162,788)	$ 1,827,387
Income distributions — Deutsche Central Cash Management Government Fund	2,258
Securities lending income, net of borrower rebates	6,524
Other income	208,668
Total income	2,044,837
Expenses: Management fee	147,900
Administrative fee	59,160
Services to shareholders	35,525
Custodian fee	128,975
Professional fees	85,857
Reports to shareholders	39,460
Registration fees	33,913
Trustees' fees and expenses	1,028
Interest expense	2,379
Other	28,021
Total expenses before expense reductions	562,218
Expense reductions	(369,901)
Total expenses after expense reductions	192,317
Net investment income	1,852,520
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,283,648
Sale of affiliated securities	(34,525)
Futures	175,437
Foreign currency	(12,421)
4,412,139
Change in net unrealized appreciation (depreciation) on: Investments	(5,731,528)
Futures	(24,203)
Foreign currency	11,829
(5,743,902)
Net gain (loss)	(1,331,763)
Net increase (decrease) in net assets resulting from operations	$ 520,757

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income (loss)	$ 1,852,520	$ 5,651,243
Net realized gain (loss)	4,412,139	69,593,013
Change in net unrealized appreciation (depreciation)	(5,743,902)	(58,335,527)
Net increase (decrease) in net assets resulting from operations	520,757	16,908,729
Distributions to shareholders from: Net investment income	(2,359,573)	(6,294,624)
Net realized gains	(12,450,771)	(25,741,331)
Total distributions	(14,810,344)	(32,035,955)
Fund share transactions: Proceeds from shares sold	46,866,414	60,559,226
Reinvestment of distributions	12,414,927	29,053,989
Payments for shares redeemed	(42,406,068)	(272,481,714)
Redemption fees	10	102
Net increase (decrease) in net assets from Fund share transactions	16,875,283	(182,868,397)
Increase (decrease) in net assets	2,585,696	(197,995,623)
Net assets at beginning of period	58,183,214	256,178,837
Net assets at end of period (including distributions in excess of net investment income of $462,640 and $344,737, respectively)	$ 60,768,910	$ 58,183,214
Other Information
Shares outstanding at beginning of period	8,270,160	19,150,728
Shares sold	7,826,007	4,553,778
Shares issued to shareholders in reinvestment of distributions	2,202,817	3,908,649
Shares redeemed	(7,077,011)	(19,342,995)
Net increase (decrease) in Fund shares	2,951,813	(10,880,568)
Shares outstanding at end of period	11,221,973	8,270,160

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended December 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 7.04	$ 13.38	$ 14.67	$ 12.39	$ 10.79
Income (loss) from investment operations: Net investment income (loss)[a]	.19[e]	.45	.48	.35	.35
Net realized and unrealized gain (loss)	(.19)	(.51)[c]	(1.33)	2.30	1.63
Total from investment operations	.00	(.06)	(.85)	2.65	1.98
Less distributions from: Net investment income	(.23)	(1.12)	(.44)	(.37)	(.38)
Net realized gains	(1.39)	(5.16)	—	—	—
Total distributions	(1.62)	(6.28)	(.44)	(.37)	(.38)
Redemption fees	.00*	.00*	.00**	.00*	.00*
Net asset value, end of period	$ 5.42	$ 7.04	$ 13.38	$ 14.67	$ 12.39
Total Return (%)	.75[b,e]	(.74)[b]	(5.84)[b]	21.56	18.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	58	256	268	271
Ratio of expenses before expense reductions (%)	.95	.58	.49	.50	.54
Ratio of expenses after expense reductions (%)	.33	.34	.46	.50	.54
Ratio of net investment income (loss) (%)	3.13[e]	3.24	3.32	2.59	2.98
Portfolio turnover rate (%)	51	127[d]	4	10	8

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2015 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

[d] For the year ended December 31, 2015, the portfolio turnover rate includes the effect of a purchase and sale of an exchange traded fund purchased to keep the Fund fully invested while raising cash to fund a large redemption. Turnover without this transaction would have been 12%.

[e] Includes a non-recurring payment for overbilling of prior years' custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return and ratio of net investment income to average net assets would have been reduced by $0.02, 0.37% and 0.35%, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche EAFE® Equity Index Fund (the "Fund") is a diversified series of the Deutsche Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

In addition, from November 1, 2016 through December 31, 2016, the Fund elects to defer qualified late year losses of approximately $605,659 of net long-term realized capital losses, $288,978 of net short-term realized capital losses and approximately $100,922 of net ordinary losses, and treat them as arising in the fiscal year ending December 31, 2017.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax return for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies, foreign denominated investments, futures contracts, forward currency contracts, certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Net unrealized appreciation (depreciation) on investments	$ 18,343,454

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2016	2015
Distributions from ordinary income	$ 2,357,017	$ 6,277,957
Distributions from long-term capital gains	$ 12,453,327	$ 25,757,998

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective February 1, 2017, the Fund will no longer impose a redemption fee.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2016, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2016, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,065,000 to $2,019,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2016, the Fund used forward currency contracts as a means of maintaining the Fund's currency exposure consistent with that of the EAFE index and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2016, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2016, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from $0 to approximately $1,981,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $400,000 to $2,141,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ 2,118	$ 2,118
Foreign Exchange Contracts (b)	3,797	—	3,797
	$ 3,797	$ 2,118	$ 5,915

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (233)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ 175,437	$ 175,437
Foreign Exchange Contracts (b)	(15,594)	—	(15,594)
	$ (15,594)	$ 175,437	$ 159,843

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (24,203)	$ (24,203)
Foreign Exchange Contracts (b)	11,234	—	11,234
	$ 11,234	$ (24,203)	$ (12,969)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 1,021	$ —	$ —	$ 1,021
Societe Generale	2,776	—	—	2,776
	$ 3,797	$ —	$ —	$ 3,797

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of Montreal	$ 233	$ —	$ —	$ 233

C. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $33,538,829 and $29,154,168, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Northern Trust Investments, Inc. ("NTI") serves as subadvisor. As a subadvisor to the Fund, NTI makes investment decisions and buys and sells securities for the Fund. NTI is paid by the Advisor for the services NTI provides to the Fund.

The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.32%.

For the year ended December 31, 2016, fees waived and/or expenses reimbursed for the Fund were $369,901.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $59,160, of which $5,574 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC compensates DST out of the shareholder servicing fee it receives from the Fund. DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. For the year ended December 31, 2016, the amount charged to the Fund by DSC aggregated $3,649, of which $1,088 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $25,154, of which $11,465 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2016, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $554.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At December 31, 2016, the Fund had a $200,000 outstanding loan. Interest expense incurred on the borrowings was $2,379 for the year ended December 31, 2016. The average dollar amount of the borrowings was $1,082,558, the weighted average interest rate on these borrowings was 1.84% and the Fund had a loan outstanding for 43 days throughout the period. The borrowings were valued at cost, which approximates fair value.

F. Transactions with Affiliates

Deutsche Bank AG and Deutsche Central Cash Management Government Fund are considered to be affiliated investments. A summary of the Fund's transactions with these affiliated investments during the year ended December 31, 2016 is as follows:

Affiliate	Value ($) at 12/31/2015	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 12/31/2016
Deutsche Bank AG	161,391	35,804	45,510	(34,525)	—	122,808
Deutsche Central Cash Management Government Fund	13,412	56,399,695	56,392,369	—	2,258	20,738
Total	174,803	56,435,499	56,437,879	(34,525)	2,258	143,546

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2016, Deutsche Multi-Asset Global Allocation Fund held approximately 32% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Institutional Funds and Shareholders of Deutsche EAFE® Equity Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche EAFE® Equity Index Fund (the "Fund") as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2017	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016 (Unaudited)
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/16	$ 1,000.00
Ending Account Value 12/31/16	$ 1,049.30
Expenses Paid per $1,000*	$ 1.65
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/16	$ 1,000.00
Ending Account Value 12/31/16	$ 1,023.53
Expenses Paid per $1,000*	$ 1.63

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Institutional Class
Deutsche EAFE® Equity Index Fund	.32%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $1.39 per share from net long-term capital gains during its year ended December 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,054,000 as capital gain dividends for its year ended December 31, 2016.

For federal income tax purposes, the Fund designates $1,735,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $138,731 and earned $1,907,168 of foreign source income during the year ended December 31, 2016. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.17 per share as income earned from foreign sources for the year ended December 31, 2016.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche EAFE® Equity Index Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Northern Trust Investments, Inc. ("NTI") in September 2016.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and NTI’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of sub-advisers, including NTI. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Institutional Class shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Institutional Class shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DIMA pays NTI’s fee out of its management fee, and its understanding that the Fund’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and NTI and their affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and NTI related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013– December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013– December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Institutional Class
Nasdaq Symbol	BTAEX
CUSIP Number	25159R 601
Fund Number	558

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche EAFE equity index Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$70,469	$0	$0	$0
2015	$68,369	$0	$0	$0

The “All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche EAFE® Equity Index Fund, a series of Deutsche Institutional Funds

By:	/s/Brian E. Binder Brian E. Binder President

Date:	3/1/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	3/1/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	3/1/2017